[USAA                        USAA MUTUAL FUND, INC.
EAGLE                       SCIENCE & TECHNOLOGY FUND
LOGO(R)]
                          SUPPLEMENT DATED AUGUST 8, 2003
                                TO THE PROSPECTUS
                             DATED DECEMBER 1, 2002


Effective  August  9,  2003,  Wellington  Management  Company,  LLP  (Wellington
Management), in addition to managing the portion of the USAA Science & Technology Fund's assets invested in equity securities of companies that are expected to benefit from the development and use of technological advances and improvements, will also assume management of the portion of the Fund's assets invested in equity securities of companies that are expected to benefit from the development and use of scientific advances and improvements. This portion previously had been managed directly by USAA Investment Management Company.

In addition, the percentage of the Fund's assets that may be invested in foreign securities has been increased from 20% to 30%.

If you have any questions regarding these changes, you should contact us at 1-800-531-8181.

AS A RESULT OF THESE CHANGES, THE PROSPECTUS DATED DECEMBER 1, 2002, IS REVISED AS FOLLOWS.

INSERT THE FOLLOWING INFORMATION IN PLACE OF THE SECOND PARAGRAPH ON PAGE 3 OF THE PROSPECTUS.

We are the Fund's investment adviser. We have retained Wellington Management Company, LLP (Wellington Management) to serve as subadviser for the Fund. Wellington Management is responsible for investing the Fund's assets.

INSERT THE FOLLOWING INFORMATION IN PLACE OF THE LAST PARAGRAPH ON PAGE 6 OF THE PROSPECTUS.

This may be particularly true for the periods prior to June 28, 2002, which is the date on which Wellington Management assumed day-to-day management of the portion of the Fund's assets invested in the technology sector, and August 9, 2003, which is the date on which Wellington Management assumed day-to-day management of the portion of the Fund's assets invested in the science sector. Prior to those dates, IMCO was solely responsible for managing all or a portion of the Fund's assets.

INSERT THE FOLLOWING INFORMATION IN PLACE OF THE FIRST SENTENCE OF THE FIRST Q&A on page 11 of the Prospectus.

Yes. While most of the Fund's assets will be invested in U.S. securities, up to 30% of the Fund's total assets may be invested in foreign securities purchased in either foreign or U.S. markets.

DELETE THE TWO QUESTIONS AND ANSWERS ON PAGES 12 AND 13 OF THE PROSPECTUS AND INSERT THE FOLLOWING INFORMATION.

[arrow] HOW ARE THE DECISIONS TO BUY OR SELL SECURITIES MADE?

       Security selection decisions are based on in-depth fundamental analysis and valuation. Stocks purchased in the portfolio typically share the following attributes:

         |_| a positive change in operating results is anticipated
         |_| unrecognized or undervalued capabilities are present
         |_| high-quality management that is able to deliver shareholder value

       Stocks are typically sold when:

         |_| target prices are achieved
         |_| there is a negative change in the company's fundamental outlook |_| more attractive values are available in a comparable company

DELETE THE FIRST PARAGRAPH ON PAGE 14 OF THE PROSPECTUS.

INSERT THE FOLLOWING INFORMATION IN PLACE OF THE SECOND PARAGRAPH ON PAGE 15 OF THE PROSPECTUS.

We have entered into an investment subadvisory agreement with Wellington Management, under which Wellington Management provides day-to-day discretionary management of the Fund's assets in accordance with the Fund's investment objective, policies, and restrictions, subject to the general supervision of the Fund's Board of Directors and IMCO.

INSERT THE FOLLOWING INFORMATION IN PLACE OF THE "SCIENCE SECTOR" SECTION UNDER "PORTFOLIO MANAGERS" ON PAGE 16 OF THE PROSPECTUS.

The Fund is managed by a team of senior investment professionals with Joseph H. Schwartz acting as portfolio coordinator for the science sector and Scott Simpson acting as portfolio coordinator for the technology sector.

SCIENCE SECTOR

Joseph H. Schwartz, senior vice president, joined Wellington Management in 1983. Mr. Schwartz is a portfolio manager and an analyst in the Global Industry Research Group. He focuses on the medical technology sector. He received his BA in economics from St. John's University in 1970 and an MBA from St. John's University in 1972. He holds the Chartered Financial Analyst designation and is a member of the Boston Security Analysts Society, the Health Care Analysts of Boston, and the Institute of Chartered Financial Analysts.


               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

                                                                      44615-0803